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                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
             the Securities Exchange Act of 1934 (Amendment No.   )


    Check the appropriate box:
    / /  Preliminary Information Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
    /X/  Definitive Information Statement



                                      CUTCO INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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                             CUTCO INDUSTRIES, INC.
                     11777 SAN VICENTE BOULEVARD, SUITE 505
                         LOS ANGELES, CALIFORNIA 90049

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 18, 1999

                            ------------------------

To the Holders of Common Stock:

    PLEASE TAKE NOTICE that a Special Meeting of Shareholders (the "Meeting") of CutCo Industries, Inc., a New York corporation (the "Company"), will be held on November 18, 1999 at 11:00 A.M. (local time) at the offices of the Company, 11777 San Vicente Boulevard, Suite 505, Los Angeles, California, for the following purposes:

    1. To amend the Certificate of Incorporation of the Corporation to change the name of the Company to Yellowave Corp.

    2. To transact such other business as properly may be brought before the Meeting.

    Shareholders of record as of the close of business on October 22, 1999 are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. The stock transfer books of the Company will not be closed.

    All shareholders of the Company are cordially invited to attend the Meeting. If you plan to attend, please call the offices of the Company at (310) 979-8055.

                                          By Order of the Board of Directors

                                          Laura Ballegeer, Secretary

Los Angeles, California
October 25, 1999
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WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                             INFORMATION STATEMENT

                             ---------------------

                             CUTCO INDUSTRIES, INC.
                     11777 SAN VICENTE BOULEVARD, SUITE 505
                         LOS ANGELES, CALIFORNIA 90049

                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 18, 1999

                            ------------------------

                                  INTRODUCTION

    This Information Statement is furnished to shareholders of CutCo Industries, Inc., a New York corporation (the "Company"), in connection with the Special Meeting of Shareholders of the Company (the "Meeting") to be held on November 18, 1999, at 11:00 A.M. at the principal executive offices of the Company, for the purposes set forth in the Notice of Meeting. It is anticipated that this Information Statement will first be mailed to shareholders on or about October 26, 1999.

MATTERS TO BE CONSIDERED AT THE MEETING

    At the Meeting, the shareholders of the Company will be asked to consider and vote upon an Amendment to the Certificate of Incorporation of the Company to change the Company's name from CutCo Industries, Inc. to Yellowave Corp.

VOTING AT THE MEETING


    Shareholders of record entitled to vote at the Meeting and any postponement or adjournment thereof will be determined as of the close of business on October 22, 1999. At that date there were outstanding and entitled to vote 954,500 shares of the Company's common stock, par value $.10 per share ("shares"). Each share entitles the holder thereof to one vote. The presence in person or by properly executed proxy of the holders of a majority of the outstanding shares entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. The affirmative vote of a plurality of the shares voted at the Meeting is required to approve the proposed Amendment to the Certificate of Incorporation of the Company.


    Shareholders are urged to read and carefully consider the information presented in this Information Statement.
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                    RECENT CHANGE IN CONTROL OF THE COMPANY

    On August 2, 1999 Marvin Marcus and Don vonLiebermann, then the sole officers and directors of the Company, sold an aggregate of 300,000 shares of common stock owned or controlled by them to Shera Corp. ("Shera"), a Nevada corporation for an aggregate purchase price of $1,200,000. Shera Corp. acquired these funds from the Oren Family Trust. All of the outstanding shares of common stock of Shera Corp. are owned by the Oren Family Trust of which Ron Oren is the sole trustee. Mr. Oren is also the President and sole director of Shera. The shares sold by Messrs. Marcus and vonLiebermann represented 35.4% of the then outstanding shares of common stock of the Company and upon such sale control of the Company passed from them to Shera Corp. Following the sale of their shares, Messrs. Marcus and vonLiebermann resigned their positions with the Company and Mr. Oren and Laura Ballegeer were elected as directors of the Company. Mr. Oren was also elected President of the Company and Ms. Ballegeer was elected Chief Operating Officer, Secretary and Treasurer of the Company.

    As part of the transaction with Shera, Mr. vonLiebermann granted to Shera an option to purchase 25,000 shares of common stock of the Company exercisable until August 1, 2000. In addition, Mr. vonLiebermann agreed that for a period of three years he would vote the 25,000 shares of common stock held by him as directed by Shera Corp.


    As of the date of this Information Statement, there are 1,054,500 outstanding shares of common stock of the Company. Mr. Oren is the beneficial owner of 300,000 of such shares by virtue of his relationship with Shera Corp. In addition, Mr. Oren has been granted options to purchase an aggregate of 160,000 shares under the Company's 1990 and 1999 Stock Option Plans. In accordance with rules of the Securities and Exchange Commission, Mr. Oren is deemed to be the beneficial owner of 43.5% of the outstanding shares of the Company.


                     PROPOSED CHANGE OF THE COMPANY'S NAME

    At the Meeting shareholders will be requested to consider and vote to amend the Certificate of Incorporation of the Company solely for the purpose of changing the name of the Company from CutCo Industries, Inc. to Yellowave Corp.

    The Board made the decision to change the name of Company in view of the following:

    1. Between February and June 1999, the Company sold or closed all of its Company owned hair care salons and at present is engaged solely in franchising hair care salons under the Company's proprietary names.

    2. The Company's new management is seeking to acquire interests in businesses which are either technology or internet related and is developing its own e-commerce activity.


    3. The name "Yellowave" denotes the technology wave which management believes is reflective of new business opportunities available to the Company. Management believes that the change of name will indicate to the investment community the new direction which the Company wishes to take in seeking new business opportunities.


    Management recommends that shareholders vote FOR the Amendment to the Certificate of Incorporation of the Company.

                                       2
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                                 MISCELLANEOUS

    As of the date of this Information Statement the Board has no knowledge of any business to be presented for consideration at the Meeting other than as described above.

                                          By Order of the Board of Directors

                                          Ron Oren, President
                                          Laura Ballegeer, Secretary

Dated: Los Angeles, California
     October 25, 1999

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